UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 15, 2014
(Date of earliest event reported)

CELLECTAR BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-119366	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3301 Agriculture Drive
Madison, WI 53716
(Address of principal executive offices)

(608) 441-8120
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On October 15, 2014, we issued a press release announcing that an article reporting the efficacy of its proprietary phospholipid ether analog agents for the detection, imaging and real-time visualization of colorectal cancer was published in PLOS ONE, an international, peer-reviewed publication. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

2

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Number	Title
99.1	Press release dated October 15, 2014, entitled “Cellectar Biosciences Announces Publication of Findings Demonstrating Efficacy of its Phospholipid Ether Analog Platform in Detecting Colorectal Cancer”

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2014	CELLECTAR BIOSCIENCES, INC.

	By:	/s/ Chad J. Kolean
Name: Chad J. Kolean Title: Vice President and Chief Financial Officer

4

EXHIBIT INDEX

Number	Title
99.1	Press release dated October 15, 2014, entitled “Cellectar Biosciences Announces Publication of Findings Demonstrating Efficacy of its Phospholipid Ether Analog Platform in Detecting Colorectal Cancer”

5